EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of College Partnership, Inc. (the “Company”), that the Quarterly Report of the Company on Form 10-QSB/A for the period ended January 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2005

By:/s/ William H. Waldrop William H. Waldrop President and Chief Operating Officer

Date: June 20, 2005

By: /s/ J. Wade Mezey J. Wade Mezey Interim Cheif Accounting Officer

A signed original of this written statement required by Section 906 has been provided to College Partnership, Inc. and will be retained by College Partnership, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.